EXHIBIT 10.1
Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY
This Fourth Amendment to the Credit Agreement and Guaranty (this “Amendment”) is made as of September 29, 2025, by and among ESTABLISHMENT LABS HOLDINGS INC., a BVI business company limited by shares incorporated under the BVI Business Companies Act, 2004 (as amended) with company number 1794254 and with its registered office address at Commerce House, Wickhams Cay 1, P.O. Box 3140, Road Town, Tortola, VG1110, British Virgin Islands (the “Borrower”), each Lender party hereto and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent previously entered into that certain Credit Agreement and Guaranty, dated as of April 26, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time prior to the date hereof, including as amended by that certain First Amendment to Credit Agreement and Guaranty, dated January 12, 2023, that certain Second Amendment to Credit Agreement and Guaranty, dated February 21, 2024, and that certain Third Amendment to Credit Agreement and Guaranty, dated November 7, 2024, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”); and
WHEREAS, the Borrower and the Lenders have agreed to amend the Existing Credit Agreement as set forth in this Amendment.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Lenders and the Administrative Agent party hereto hereby covenants and agrees as follows:
1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
2.Amendments. The Existing Credit Agreement is hereby amended by:
(a)deleting the definition of “Minimum Liquidity Amount” and replacing it with the following:
“ “Minimum Liquidity Amount” means (a) from the Closing Date until the Applicable Funding Date of the Tranche B Term Loans, $20,000,000; (b) from the Applicable Funding Date of the Tranche B Term Loans until September 28, 2025, $25,000,000; and (c) from September 29, 2025 and thereafter,
$30,000,000.”; and
(b)deleting the definition of “Tranche D Funding Milestone” in Schedule 1 thereto and replacing it with the following:
“ “Tranche D Funding Milestone” means that the Fourth Amendment Effective Date (as defined in that certain Fourth Amendment to Credit Agreement and
4902-0661-6408 v.7

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Guaranty, by and among the Borrower, the Administrative Agent and the Lenders) shall have occurred.”
3.Reaffirmation of Financing Documents. Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby acknowledges, confirms and agrees that the Collateral shall continue to secure all applicable Obligations of such Obligor at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations may have been amended pursuant to this Amendment.
4.Conditions Precedent to Effectiveness. This Amendment shall not be effective unless and until each of the following conditions precedent has been fulfilled to the satisfaction of or waived by the Administrative Agent (the date of such fulfillment or waiver, the “Fourth Amendment Effective Date”):
(a)This Amendment shall have been duly executed and delivered to the Administrative Agent by the Borrower, the Lenders and the Administrative Agent;
(b)As determined in the Administrative Agent’s reasonable discretion, there has not been any Material Adverse Change;
(c)The representations and warranties in Section 6 of this Amendment, Section 7 of the Credit Agreement and elsewhere in the Loan Documents shall be true, correct and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;
(d)No Default shall have occurred and be continuing;
(e)The Administrative Agent shall have received such other documents, instruments and agreements as are reasonably requested by the Administrative Agent; and
(f)The Borrower shall have paid all costs, fees and expenses of the Administrative Agent and Lenders (including, without limitation, the fees and expenses of Sullivan & Cromwell LLP, Cuatrecasas, Gonçalves Pereira, S.L.P., Chiomenti Studio Legale and Walkers (BVI) as outside counsel to the Administrative Agent and the Lenders, and Allen Overy Shearman Sterling LLP as outside counsel to Al-Rayyan Holding LLC) incurred through the date of this Amendment, to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the date of this Amendment.
5.Post-Closing Covenant. (i) On or before thirty (30) days from the date hereof, Pledged Bank Account (as defined in the French Pledge Agreement) shall have been established

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in the name of the Pledgor with JPMorgan Chase Bank (or its affiliate) in France (or such later date as the Administrative Agent may agree in its sole discretion), and (ii) on or before the date that is thirty (30) days after the opening of such Pledged Bank Account,
(x) Borrower shall enter into an amendment to the French Securities Account Pledge Agreement, dated March 29, 2024 (as amended from time to time, “French Pledge Agreement”) in order to record the change of the Pledged Bank Account, and (y) pursuant to the French Pledge Agreement (and the abovementioned amendment), Borrower shall have used its reasonable endeavors to cause the applicable Bank Account Holder (as defined in the French Pledge Agreement) to deliver to the Administrative Agent a pledge certificate substantially in the form of Schedule 3 (Form of Certificate of Pledge of Cash Proceeds) to the French Pledge Agreement.
6.Representations and Warranties. The Borrower hereby represents and warrants:
(a)The execution, delivery and performance by such Obligor of this Amendment and the documents, instruments and agreements executed in connection herewith (collectively, the “Amendment Documents”), such Obligor’s consummation of the transactions contemplated by the Amendment Documents and performance under the Amendment Documents do not and will not (i) conflict with any of its organizational, constitutional or constituent documents; (ii) contravene, conflict with, constitute a default under or violate any Law except as would not reasonably be expected to have a Material Adverse Change; (iii) contravene, conflict with or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which it or any of its property or assets may be bound or affected except as would not reasonably be expected to have a Material Adverse Change; (iv) require any action by, filing, registration, or qualification with, or permit from, any Governmental Authority (except such permits which have already been obtained and are in full force and effect, or the filing of any UCC financing statement) except where the failure to do so would not reasonably be expected to have a Material Adverse Change; or (v) constitute a default under or conflict with any Material Agreement.
(b)This Amendment and the other Amendment Documents have been duly authorized, executed and delivered by such Obligor and constitute legal, valid and binding agreements of such Obligor, enforceable in accordance with their terms (subject, as to enforcement, to (x) the effect of applicable bankruptcy, insolvency, examinership or similar laws affecting the enforcement or creditors’ rights and
(y) general principles of equity).
(c)The execution, delivery and performance by such Obligor of the Amendment and the other Amendment Documents executed or to be executed by it is in each case within such Obligor’s powers.
7.Waiver of Claims. The Borrower hereby acknowledges and agrees that it has no offsets, defenses, claims or counterclaims against the Administrative Agent or the Lenders or any of the Administrative Agent’s or the Lenders’ affiliates, or any of their respective officers, directors, employees, attorneys, representatives, agents, predecessors, parents, subsidiaries, shareholders, affiliates, successors and assigns (collectively, the “Lender Parties”) with respect to the Obligations and that if such Obligor now has, or ever did

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have, any offsets, defenses, claims or counterclaims against the Lender Parties, or any one of them, with respect thereto whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Lender Parties from any liability therefor.
8.Miscellaneous.
(a)Except as otherwise expressly provided herein, all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect. This Amendment shall constitute a Loan Document.
(b)This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof. Any signature to this Amendment or any document signed or to be signed in connection with this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the US federal ESIGN Act of 2000 or the New York Electronic Signatures and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
(c)This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby. No prior negotiations or discussions shall limit, modify or otherwise affect the provisions hereof.
(d)Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
(e)The Borrower represents and warrants that such Obligor has consulted with independent legal counsel of its selection in connection with this Amendment and is not relying on any representations or warranties of the Administrative Agent.
(f)This Amendment and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

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[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed as of the date first above written.

BORROWER:
ESTABLISHMENT LABS HOLDINGS INC.,
a BVI business company incorporated under the laws of the British Virgin Islands

By:	/s/ Peter Caldini
Name:	Peter Caldini
Title:	Director and CEO

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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ADMINISTRATIVE AGENT:
OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P
Its:	Managing Member

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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LENDERS:
AL-RAYYAN HOLDING LLC

By:	Oaktree Capital Management, L.P
Its:	Managing Member

By:	/s/ Ahmad Al-Khanji
Name:	Ahmad Al-Khanji
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

EXHIBIT 10.1

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

EXHIBIT 10.1

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

EXHIBIT 10.1

OAKTREE DIVERSIFIED INCOME FUND INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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OAKTREE LSL HOLDINGS EURRC SARL

By:	/s/ Martin Eckel
Name:	Martin Eckel
Title:	Manager

By:	/s/ Hugo Froment
Name:	Hugo Froment
Title:	Manager

Address: 26a Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S. Luxembourg: B263341

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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OAKTREE GCP HOLDINGS II SARL

By:	/s/ Martin Eckel
Name:	Martin Eckel
Title:	Manager

By:	/s/ Hugo Froment
Name:	Hugo Froment
Title:	Manager

Address: 26a Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S. Luxembourg: B264237

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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BYLSMA 2022-1, LTD.,
by Brookfield Asset Management Credit and Insurance Solutions Advisor LLC, acting in its capacity as collateral manager

By:	/s/ Darryl Pinskerf
Name:	Darryl Pinskerf
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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CASALS 2022-1, LTD.,
by Brookfield Asset Management Credit and Insurance Solutions Advisor LLC, acting in its capacity as collateral manager

By:	/s/ Darryl Pinskerf
Name:	Darryl Pinskerf
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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DUPRE 2022-1, LTD.,
by Brookfield Asset Management Credit and Insurance Solutions Advisor LLC, acting in its capacity as collateral manager

By:	/s/ Darryl Pinskerf
Name:	Darryl Pinskerf
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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OAKTREE HUNTINGTON INVESTMENT FUND II AIF (DEBT ACQUISITION), L.P.

By:	Oaktree Fund AIF Series, L.P. – Series X
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Authorized Signatory
[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]

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OAKTREE LSL (NON-PARALLEL)
HOLDINGS EURRC S.À R.L.

By:	/s/ Martin Eckel
Name:	Martin Eckel
Title:	Manager

By:	/s/ Hugo Froment
Name:	Hugo Froment
Title:	Manager

Address: 26a Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S. Luxembourg: B277215

[Signature Page to Fourth Amendment to Credit Agreement and Guaranty]